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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                February 15, 2000

                               autobytel.com inc.
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                  0-22239                           33-0711569
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(State or other            (Commission File                    (IRS Employer
 jurisdiction of                Number)                        Identification
 incorporation)                                                      No.)

                      18872 MacArthur Boulevard, Suite 200
                              Irvine, CA 92612-1400
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                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                            area code: (949) 225-4500


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                 (Former Address, if changed since last report)


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Item 2:  Acquisition of Assets

         On February 15, 2000, autobytel.com inc. (the "Company") acquired ownership of one hundred percent of the stock of A.I.N. Corporation, a California corporation ("A.I.N."), the owner of CarSmart.com, through the statutory merger of Autobytel Acquisition II. Corp. (the "Merger Sub") and A.I.N. The Company acquired all the outstanding stock of privately held A.I.N. for 1.8 million shares of Company common stock and $3 million in cash. The separate existence of Merger Sub ceased and the Company became the sole shareholder of A.I.N. The transaction was accomplished pursuant to an Agreement and Plan of Merger dated October 14, 1999 as amended on January 25, 2000 and February 14, 2000.

         A copy of each of the Agreement and Plan of Merger and the amendments thereto is included herein as Exhibit 2.1, 2.2 and 2.3, respectively.

         The press release filed as an exhibit to this report announcing the transaction includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about autobytel.com's business contained in the press release are "forward-looking" rather than "historic."

         The Agreement and Plan of Merger, the amendments thereto and the press release are incorporated by reference herein and the foregoing description of such documents is qualified in its entirety by reference to such exhibits.


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Item 7: Financial Statements, Pro Forma, Financial Information and Exhibits

        All of the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

        The financial statements required to be filed with this report will be filed by amendment to this report by the date required by law.

 2.1 Agreement and Plan of Merger dated October 14, 1999 among autobytel.com inc. (the "Company"), Autobytel Acquisition II Corp. ("Merger Sub"), A.I.N. Corporation ("A.I.N.") and the shareholders of A.I.N.

 2.2 Amendment to Agreement and Plan of Merger dated January 25, 2000 among the Company, Merger Sub, A.I.N. and the shareholders of A.I.N.

 2.3 2nd Amendment to Agreement and Plan of Merger dated February 14, 2000 among the Company, Merger Sub, A.I.N. and the shareholders of A.I.N.

99.1    Press release dated February 16, 2000


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          autobytel.com inc.

Date: February 24, 2000

                                          By: /s/ Ariel Amir
                                              Ariel Amir
                                              Vice President and General Counsel


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                               INDEX TO EXHIBITS

Exhibit Number      Description
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     2.1            Agreement and Plan of Merger dated October 14, 1999 among
                    autobytel.com inc. (the "Company"), Autobytel Acquisition II
                    Corp. ("Merger Sub"), A.I.N. Corporation ("A.I.N.") and the shareholders of A.I.N.

     2.2 Amendment to Agreement and Plan of Merger dated January 25, 2000 among the Company, Merger Sub, A.I.N. and the shareholders of A.I.N.

     2.3 2nd Amendment to Agreement and Plan of Merger dated February 14, 2000 among the Company, Merger Sub, A.I.N. and the shareholders of A.I.N.

    99.1            Press release dated February 16, 2000